This is a Confirming copy of the 8-K paper filing filed on December 15, 1993.
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        December 6, 1993
                                                  ------------------------------


                             M.D.C. HOLDINGS, INC.
- --------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                       1-8951                         84-0622967
- -----------------                -----------                 -------------------
(STATE OR OTHER                  (COMMISSION                   I.R.S. EMPLOYER
JURISDICTION                     FILE NUMBER                  IDENTIFICATION NO.
OF INCORPORATION



     3600 South Yosemite Street, Suite 900, Denver, Colorado            80237
- -----------------------------------------------------------------    -----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (303) 773-1100
                                                    ----------------------------


                                      N/A
- --------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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                                                                               1

TOTAL OF SEQUENTIALLY NUMBERED PAGES:  34
                                      ----
EXHIBIT INDEX ON SEQUENTIAL PAGE NUMBER  4
                                        ---
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ITEM 5.  OTHER EVENTS

     Reference is hereby made to the Press Release, dated December 8, 1993 a copy of which is attached hereto as Exhibit (c)(1) and incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)(1) Press Release dated December 8, 1993

     (c)(2) Purchase Agreement dated as of December 6, 1993 by and between M.D.C. Holdings, Inc. and the Base Assets Trust.

     (c)(3) Amendment to Purchase Agreement dated as of December 10, 1993 by and between M.D.C. Holdings, Inc. and the Base Assets Trust.

     (c)(4) Option Agreement dated as of December 6, 1993 by and among M.D.C. Holdings, Inc. and Messrs. Larry A. Mizel and David D. Mandarich.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     M.D.C. HOLDINGS, INC.


Date: December 14, 1993              By:        SPENCER I. BROWNE
                                         --------------------------------
                                         Spencer I. Browne
                                         President, Chief Operating Officer
                                          and Director

                                 EXHIBIT INDEX



EXHIBIT                                                             PAGE
- -------                                                             ----
(c)(1)      --Press Release dated December 8, 1993                    5

(c)(2)      --Purchase Agreement dated as of December 6,              7
              1993 by and between M.D.C. Holdings, Inc.
              and the Base Assets Trust.

(c)(3)      --Amendment to Purchase Agreement dated as of            21
              December 10, 1993 by and between M.D.C.
              Holdings, Inc. and the Base Assets Trust.

(c)(4)      --Option Agreement dated as of December 6,               26
              1993 by and among M.D.C. Holdings, Inc. and
              Messrs. Larry A. Mizel and David D. Mandarich.



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